Regency Energy Partners LP

NAPTP MLP Conference

May 21, 2014



Forward-Looking Statements

REGENCY ENERGY PARTNERS

Certain matters discussed in this report include "forward-looking" statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "will," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. Additional risks include, volatility in the price of oil, natural gas, condensate, and natural gas liquids and coal; declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and or enforcement practices risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, oil industry and coal mining industry weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the regulation of transportation rates on our natural gas, NGL, and oil pipelines, the Partnership's ability to obtain indemnification related to clean up any hazardous materials release on satisfactory , the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. The extent to which the amount and quality of actual production of our coal differs from estimated recoverable coal reserves, the experience and financial condition of our coal lessees, including our lesses' ability to satisfy their royalty , environmental, reclamation and other obligations to us and others, operating risks, including unanticipated geological problems, incidental to our Gathering and Processing segment and Natural Resources segment, the ability of our lesses to produce sufficient quantities of coal on an economic basis from our reserves and obtain favorable contracts for such production, delays in anticipated start-up dates of new development in our Gathering and Processing segment and our lessees' mining operation and related coal infrastructure projects, including the timing of receipt of necessary governmental permits by us or our lessees; and uncertainties relating to the effects of regulatory guidance on permitting under the Clean Water Act and the outcome of current and future litigation regarding mine permitting. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Key First Quarter 2014 Highlights

REGENCY ENERGY PARTNERS

Continued to execute on organic growth and acquisition programs

- Completed the acquisition of Hoover's midstream business in February, and integration is substantially complete
- Completed Dubberly plant upgrade, and announced new cryogenic processing plant and NGL pipeline expansions at Dubberly
- Completed projects to provide earnings growth in 2014
- Increased 2014 capex budget to $1.2 billion

Closed on Purchase of PVR Partners

- Adds a strong growth platform in the Marcellus and Utica Shales and significantly expands Regency's position in the Midcontinent
- On track to achieve approximately $30 million in annual synergies
- Anticipate project cash flows will contribute to significant increase in DCF and EBITDA
- Currently executing on 90 day integration plan, with employee integration complete

Delivered solid financial and operating performance, driven by increased volumes in liquids-rich regions

- Adjusted EBITDA increased 71% and DCF increased 80% over first-quarter 2013 results, respectively[1]
- Average volumes for the first quarter of 2014 increased by nearly 35% and NGL production increased 22%, compared to first quarter 2013[1]
- Lone Star's NGL Transportation throughput increased 20% and fractionation throughput increased 165% compared to the first quarter of 2013
- Revenue generating horsepower grew more than 25% compared to the first quarter of 2013

Further Strengthened Balance Sheet

- In February, completed amendment to credit facility, increasing commitments from $1.2 billion to $1.5 billion
- Had approximately $873 million of available liquidity at the end of the first quarter
- Called PVR's 8.25% Notes due 2018
- Exchange of $550 million of EROC notes due 2019 underway and expected to be complete upon closing of acquisition

1 First quarter 2013 results have been recast to include results of SUGS; first quarter 2014 results include 11 days of PVR

PVR Acquisition Update

REGENCY ENERGY PARTNERS

➤ Combination of Regency and PVR creates a premiere, diversified gas gathering and processing MLP

Increased Scale and Basin Diversification	► PVR assets add a strategic presence in three prolific areas; the Marcellus and Utica Shales in the Appalachian Basin, and the Granite Wash in the Mid-Continent
Meaningful Growth Projects	► Currently constructing over $700 million in growth projects related to Marcellus and Utica assets
Acquisition of Largely Fee-Based EBITDA	► Stable contracted, fee-based asset portfolio with a majority of PVR gross margin under fixed-fee contracts
Enhanced Long-Term Value Creation	► Significant increase in EBITDA and DCF expected as the combined company benefits from project cash flows ► On track to achieve annual synergies of approximately $30 million per year - Primarily through personnel savings, benefits and insurance, IT and other corporate-related costs - As well as some opex savings driven by asset consolidation and integration

Expanding Asset Base

REGENCY ENERGY PARTNERS

➢ Diversified asset portfolio is strategically positioned to benefit from drilling activity in liquids-rich plays

Asset Summary	2012[1]	2014[1]
Gathering Pipeline (miles)	6,345	18,176
Gathering and Processing Throughput (Mmbtu/d)[2]	1.4 million	2.7
Treating/Processing Plants	12	25
Processing Capacity (MMcf/d)	695	2,060
Transportation Pipeline (miles)[3]	960	960
Contract Compression (HP)	919,000	1,021,000
NGL Transportation (miles)[4]	1,740	1,740
NGL Fractionation (Bbls/d)[4]	125,000	225,000
NGL Storage (MMBbls/d)[4]	47	47



Marcellus/Utica
Completed PVR Acquisition
TIOGA
LYCOMING
LUZERNE
Midcontinent/Granite Wash/Mississippi Lime
Completed PVR Acquisition
Haynesville/Cotton Valley
Added 200 MMcf/d of gathering capacity
Permian
Acquired Hoover and completed 200 MMcf/d Red Bluff facility
Eagle Ford
Added 150 MMcf/d of treating capacity

1 As of 12/31/12 and 3/31/2014, respectively
2 2012 throughput does not include SUGS
3 Via Haynesville Joint Venture, in which Regency has a 49.99% interest, and MEP Joint Venture, in which Regency has a 50% interest; also includes Gulf States Transmission, a 10-mile interstate pipeline that extends from Harrison County, Texas to Caddo Parish, Louisiana
4 Via Lone Star Joint Venture, in which Regency has a 30% interest

Gathering and Processing: Eastern Region

➢ Total Eastern region volumes grew nearly 45% to 1.8 million MMbtu/d from Q1 2013 to Q1 2014

Lycoming System Expansion

- 500 MMcf/d trunkline, along with gathering and compression
- Project costs expected to be $330 million
- Trunkline expected to be operational in mid-2015, gathering to be phased in over next several years

Auburn/Korbin Compressor Stations

- Adding approximately 8,000 horsepower to increase deliverability to TGP by 200 MMcf/d
- Expect to be complete in December 2014



Tennessee
Tioga County
Bradford County
Lycoming Trunkline
Lycoming County
Sullivan County
Wyoming Trunkline
Wyoming County
Luzerne County
Transco
Williamsport
Regency Trunkline
Regency Gathering Line
Regency Planned Gathering
Interstate Pipeline
Area of Detail

East Clinton Gathering Expansion

- Constructing $61 million build out of our East Clinton gathering system to add a trunkline with associated laterals, compression and dehydration
- Project will provide delivery into Transco's Leidy lateral through a 300 MMcf/d interconnect
- Expected to be in service in early 2015

Utica Ohio River Project

➢ Utica Ohio River Project creates a first-mover advantage, and will be a main take-away option for Utica lean-gas development and potentially residue gas

Utica Ohio River Project

- Completing ROW, ordering materials and finalizing of engineering
- Minimum 750 MMcf/d trunkline, along with wellhead gathering and associated compression
- Project costs expected to be at least $300 million
- Backed by fee-based commitments
- Will provide interconnectivity with REX, TET, and potentially others
- Expected in service mid-2015; gathering laterals phased in over time



Regency Pipeline
Trunkline
Gathering
Stark County
Columbiana County
Beaver County
TGP
Dom. East Ohio
Dominion 400
Hancock County
Allegheny County
Tuscarawas County
Jefferson County
Harrison County
Ohio
Gathering Area
Brooke County
Pennsylvania
Washington County
Ohio Utica Trunkline
Ohio County
W. Virginia
Guernsey County
Belmont County
Marshall County
REX
TETCO
Noble County
Greene County
REX/TETCO Interconnect
Monroe County

Source: U.S. Capital Advisors

Gathering & Processing: Permian Region

Year-Over-Year Growth[1]

- Total volumes increased nearly 45% over Q1 2013
- NGL production increased 25% over Q1 2013
- Hoover system integration complete
- Expanded footprint by constructing 50 miles of gas gathering pipeline
- Expanded reach into Andrews and Culberson counties

2014 Opportunities

- Adding 200 MMcf/d of incremental processing capacity in mid-2015
- Expanding condensate stabilization and transportation systems
- Adding 60 miles of laterals to oil gathering system
- Adding pump stations to increase oil gathering capacity from 24,000 Bbls/d to 100,000 Bbls/d



Eddy
Andrews
Martin
Howard
Mitchell
Nolan
Loving
Ector
Midland
Glasscock
Sterling
Coke
Culberson
Reeves
Crane
Upton
Reagan
Irion
Tom Green
Schleicher
Crockett
Pecos
Sutton
Brewster
Terrell
Val Verde
Edwards
Regency Plant
Regency Pipelines
Hoover Crude
Hoover Natural Gas
Shale Plays
Avalon-Bone Spring
Permian
Cline

1 Comparison is first quarter 2013 versus first quarter 2014; both periods include SUGS results

Gathering & Processing: South Texas Region

REGENCY ENERGY PARTNERS

Year-Over-Year Growth[1]

- Total South Texas volumes have increased nearly 25%
- Eagle Ford Expansion Project volumes have increased 47%
- Increased total treating capacity from 170 MMcf/d to 320 MMcf/d
- Added 17,000 Bbls/d of oil stabilizing capacity with approximately 40,000 Bbls/d of pipeline capacity

2014 Opportunities

- Continued volume ramp up across all systems
- Increase throughput on oil gathering system
- Expect to further increase treating capacity
- Condensate gathering opportunities
- Underway with Phase II expansion of Edwards Lime JV which will add compression and new gathering to system


Texas
Zavala
Frio
Atascosa
Wilson
Karnes
DeWitt
Eagle Ford Expansion
La Salle
McMullen
Live Oak
Bee
Refugio
San Patricio
Duval
Jim Wells
Nueces

1 Comparison is first quarter 2013 versus first quarter 2014

Gathering & Processing: North Louisiana Region

REGENCY ENERGY PARTNERS

Year-Over-Year Growth[1]

- Dubach volumes have increased 15% and Dubberly volumes have increased 94%
- Dubach NGL production has increased more than 65%
- Increased processing capacity at Dubach facility from 140 MMcf/d to 210 MMcf/d
- Completed construction of up to 400 MMcf/d of additional gathering capacity in January 2014
- Completed 200 MMcf/d processing upgrade at Dubberly

2014 Opportunities

- Modifying and reconfiguring systems to create 100 MMcf/d of interim gathering and processing capacity
- Constructing new 200 MMcf/d cryogenic processing facility at Dubberly
- Constructing new 160-mile, 25,000 Bbls/d NGL Pipeline from Dubberly to fractionation facilities
- Growth from North Louisiana facilities expected to bring new volumes to RIGS



Dubberly Expansion
Claiborne
Union
Morehouse
West Carroll
East Carroll
Bossier
Webster
Lincoln
Richland
Madison
Caddo
Bienville
Ouachita
Jackson
Franklin
Caldwell
Red River
De Soto
Tensas
Winn
La Salle
Catahoula
Sabine
Natchitoches
Grant
Concordia
Regency Facility
Proposed Route - NGL Pipeline Ext
Regency Pipelines
Operator
Gulf States Transmission LLC
Regency Field Services LLC
Regency Intrastate Gas LLC
Regency Liquids Pipeline LLC
Shale Plays
Haynesville-Bossier
Tuscaloosa
Gas Plays
Austin Chalk
Cotton Valley
Gilmer Lime
Travis Peak

1 Comparison is first quarter 2013 versus first quarter 2014

Gathering and Processing: Mid Continent Region

REGENCY ENERGY PARTNERS

Growth Since January 1, 2014

- Completed PVR acquisition; executing on integration plan
- Connected 77 new wells to the Panhandle system
- 5 Granite Wash wells have been added behind existing connectors
- Added new acreage dedications of 15,000 acres

2014 Opportunities

- Identifying synergies such as shifting volumes from inefficient plants and separating liquids from gas stream
- Continue to uncover commercial synergies and operational cost savings by leveraging contract services business
- Evaluate oil gathering opportunities in the Woodford, Cleveland, Marmaton and Mississippi Lime utilizing repurposed pipe



Regency Pipelines
PVR Pipelines
Regency Facility
PVR Facility
Bent
Prowers
Hamilton
Hodgeman
Pawnee
Edwards
Stafford
Reno
Harvey
Gray
Ford
Kiowa
Pratt
Kingman
Sedgwick
Butler
Greenwood
Woodson
Allen
Las Animas
Baca
Stevens
Meade
Clark
Comanche
Barber
Harper
Sumner
Cowley
Elk
Wilson
Chautauqua
Montgomery
Labette
Cimarron
Texas
Woods
Alfalfa
Grant
Kay
Osage
Nowata
Union
Woodward
Major
Garfield
Noble
Pawnee
Rogers
Dallam
Sherman
Hansford
Ellis
Payne
Tulsa
Hartley
Moore
Hutchinson
Roberts
Hemphill
Dewey
Blaine
Creek
Wagoner
Roger Mills
Custer
Canadian
Oklahoma
Lincoln
Okmulgee
Muskogee
Oldham
Potter
Carson
Gray
Wheeler
Beckham
Washita
Caddo
Okfuskee
McIntosh
Quay
Cleveland
Seminole
Hughes
Armstrong
Donley
Collingsworth
Greer
Kiowa
Grady
McClain
Pittsburg
Harmon
Jackson
Comanche
Garvin
Pontotoc
Coal
Briscoe
Hall
Childress
Stephens
Murray
Atoka
Pushmataha
Hardeman
Tillman
Cotton
Carter
Johnston

Lone Star Opportunities

REGENCY ENERGY PARTNERS

Year-Over-Year Growth

- NGL transportation throughput increased 20%
- Fractionation throughput increased 165%
- 6 million Bbls/month LPG export facility on budget and on schedule for startup in Q1 2015

2014 Opportunities

- Continued volume ramp up on Gateway and Fracs I and II
- Permitting 100,000 Bbls/d Frac III
- Evaluating expansion of NGL transportation capacity from Permian Basin
- Opportunities to expand downstream transportation infrastructure and NGL purity product markets



West Texas Gateway NGL Pipeline
Frac 1 & 2
Mariner South

Expect Lone Star's EBITDA to increase significantly as projects come online and volumes ramp up in 2014 and 2015

Contract Services Opportunities

- New opportunities driving increased capex spending for compression due to continued strong demand, particularly in the Permian Basin, Eagle Ford, Niobrara and Appalachian Shales

Contract Compression Growth Opportunities

- As of May 1st, have approximately 110,000 HP booked to be set in the second and third quarters of 2014
- Solid opportunities to set an additional 125,000 HP by year end
- Larger gas-lift opportunities and turn-key facility installations, including for compression and production facilities, will drive growth in the Eagle Ford and Permian – 110,000 HP potential
- Oil and liquids activity is increasing Utica Shale opportunities for 2014 – 30,000 HP potential
- Expect additional growth in the Niobrara Shale as customers solidify expansion plans – 30,000 HP potential
- Other – 65,000 HP potential



Marcellus/Utica
Niobrara
Barnett/Haynesville
Fayetteville
Granite Wash
Permian/Avalon/ Bone Spring
Gulf Coast
Eagle Ford

Maintain Stable Cash Flows

- Acquisition of PVR significantly increases the scope of Regency's core gathering and processing business

Adjusted Total Segment Margin

2012 | **2013** | **2014 Target**



9%
8%
83%
9%
14%
76%
10%
15%
75%
Fee-based
Hedged Commodity
Un-hedged Commodity

Adjusted Total Segment Margin by Business[1]

2012 | **2013** | **2014 Estimate**



25%
36%
11%
28%
20%
8%
52%
20%
5%
14%
10%
60%
11%
Gathering and Processing
Natural Gas Transportation
NGL Logistics
Contract Services
Natural Resources

1 2013 results have been retrospectively adjusted to combine Regency's results with SUGS results due to the as-if pooling accounting treatment required for an acquisition between commonly controlled entities. Results shown prior to 2013 exclude any impact related to the historical SUGS results

Summary

REGENCY ENERGY PARTNERS

➢ Extensive midstream portfolio and strong position in majority of high-growth shale plays driving expansion opportunities



Strong Visibility for Continued Growth

- Completed approximately $9 billion in organic projects and acquisitions in the last two years with continued ramp up in 2014 and beyond
- Recently increased 2014 growth capital budget from $540 million to $1.2 billion
- Current project backlog of approximately $2 billion and new opportunities continue to develop



High-Quality Assets

- Assets strategically located in majority of the most prolific shale plays and basins
- Strong position in oil and liquids-rich plays driving significant organic growth program
- High percentage of fee-based margins



Integrated Midstream Platform

- Comprehensive midstream service provider with significant presence across the midstream value chain
- Diversity of business mix, large scale, along with strategically located assets enhances stability of cash flows
- Added oil and water gathering platform through acquisition of Hoover midstream business



Focused on Execution

- Hoover integration substantially complete
- PVR integration plan underway
- Continue to develop and execute organic projects on time and within budget
- Maintain strong balance sheet and financial flexibility

Regency is well positioned for long-term distribution growth

Appendix



Major Expansions Under Construction

Project	RGP Growth Capital ($ in millions)	Contract Type	Completion Date
Auburn/Korbin Compression Stations	$25	Fee-based	December 2014
Mariner South Pipeline[1]	$70	Fee-based Ship-or-pay	Q1 2015
East Clinton System Expansion	$61	Fee-based	Early 2015
Dubberly Cryo and NGL Pipeline Expansion	$260	Fee-based	Mid-2015
Proctor Heirs Gathering System	$330	Existing and new acreage dedications	Trunkline: Mid-2015 Laterals: Phased in over time
WTX Processing Expansion 2	$230	Primarily POP with some opportunities to utilize fee-based	Mid-2015
Utica Ohio River Trunkline	$300	Fee-based	Trunkline: Mid-2015
Total Growth Capital	**$1,276**		

1 Represents Regency's 30% interest

Maintain Stable Cash Flows: DCF Sensitivities

DCF Sensitivity to Commodity Price Changes – Balance of 2014

Change in WTI Price ($/Bbl)

Change in Natural Gas Price ($/MMbtu)

	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (12)M	$ (6)M	$ 0M
Flat	$ (6)M	$ 0M	$ 6M
Increase $1.00	$ 0M	$ 6M	$12M

- Regency has length in natural gas due to a concerted effort to minimize 'keep-whole' exposure
- A $10.00 per Bbl movement in crude along with the same percentage change in NGL pricing would result in a $6 million change in Regency's forecasted 2014 DCF
- A $1.00 per MMbtu movement in natural gas pricing would result in a $6 million change in Regency's forecasted 2014 DCF

1 As of May 1, 2014

Maintain Stable Cash Flows: Comprehensive Hedging Program

REGENCY ENERGY PARTNERS

Executed Hedges by Product[1]	Balance of 2014	FY 2015
Natural Gas/Ethane	80%	9%
Propane	75%	9%
Normal Butane	74%	0%
C5+/Condensate	60%	0%

1 As of May 6th, 2014. Based on current exposures

Maintain Stable Cash Flows: Comprehensive Hedging Program

REGENCY ENERGY PARTNERS

Executed Hedges by Product[1]				
	Balance of 2014[2]		Full Year 2015	
	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)
Propane	3,389	$1.04	400	$1.10
Normal Butane	1,511	$1.35	-	-
	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)
WTI	1,892	$93.47	-	-
	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)
Natural Gas (Henry Hub)	32,000	$3.96	5,000	$4.17
Natural Gas (Permian)	40,000	$4.10	4,932	4.53
Natural Gas (PEPL)	15,564	$4.35	-	-

1 As of March 31, 2014
2 April – December 2014

Non-GAAP Reconciliation

	Three Months Ended March 31, 2014	2013
	($ in millions)	
Net income (loss)	$ 12	$ (29)
Add (deduct):		
Interest expense, net	56	37
Depreciation, depletion and amortization	94	65
Income tax benefit	(1)	(2)
EBITDA (1)	$ 161	$ 71
Add (deduct):		
Partnership's interest in unconsolidated affiliates' adjusted EBITDA (2)	75	63
Income from unconsolidated affiliates	(43)	(35)
Non-cash loss from commodity and embedded derivatives	4	18
Other income, net	8	3
Adjusted EBITDA	$ 205	$ 120

(1) Earnings before interest, taxes, depreciation and amortization

(2) The following table presents reconciliations of net income to adjusted EBITDA for our unconsolidated affiliates, on a 100% basis, and our interest in adjusted EBITDA for the three months ended March 31, 2014 and 2013:

Three months ended March 31, 2014	HPC	MEP	Lone Star	Ranch JV	Total
Net Income (Loss)	$ 15	$ 21	$ 83	$ 6	
Add:					
Depreciation and amortization	10	17	25	1	
Interest expense, net	3	13	-	-	
Other expenses, net	-	-	1	-	
Adjusted EBITDA	28	51	109	7	
Ownership interest	49.99%	50%	30%	33.33%	
Partnership's interest in Adjusted EBITDA	$ 14	$ 26	$ 33	$ 2	$ 75
Operating data					
Throughput (MMbtu/d)	613,000	1,268,000	N/A	120,000	
NGL Transportation - Throughput (Bbls/d) [1]	N/A	N/A	184,000	N/A	
Refinery - Throughput (Bbls/d)	N/A	N/A	11,000	N/A	
Fractionation - Throughput (Bbls/d) [2]	N/A	N/A	135,000	N/A	

Three months ended March 31, 2013	HPC	MEP	Lone Star	Ranch JV	Total
Net Income (Loss)	$ 20	$ 21	$ 55	$ -	
Add:					
Depreciation and amortization	9	17	20	1	
Interest expense, net	-	13	1	-	
Adjusted EBITDA	29	51	76	1	
Ownership interest	49.99%	50%	30%	33.33%	
Partnership's interest in Adjusted EBITDA	$ 14	$ 26	$ 23	$ -	$ 63
Operating data					
Throughput (MMbtu/d)	714,000	1,463,000	N/A	53,000	
NGL Transportation - Throughput (Bbls/d) [1]	N/A	N/A	153,000	N/A	
Refinery - Throughput (Bbls/d)	N/A	N/A	17,000	N/A	
Fractionation - Throughput (Bbls/d) [2]	N/A	N/A	51,000	N/A	

1 Beginning in the second quarter of 2013, results have been retrospectively adjusted to combine Regency's results with SUGS results due to the as-if pooling accounting treatment required for an acquisition between commonly controlled entities. Results shown prior to the second quarter of 2013 exclude any impact related to the historical SUGS results

	Year end December 31, 2013		Year end December 31, 2012	
Haynesville Joint Venture				
Net income	$	71,723	$	69,847
Add:				
Operation and maintenance		20,477		22,084
General and administrative		17,905		19,699
Gain on asset sales, net		(390)		1,710
Depreciation and amortization		36,530		36,468
Impairment of property, plant and equipment		-		21,751
Interest expense, net		5,360		1,824
Other income and deductions, net		8		(139)
Total Segment Margin	$	151,613	$	173,244

	Year Ended December 31, 2013		Year Ended December 31, 2012	
MEP Joint Venture				
Net income	$	80	$	83
Add:				
Operation and maintenance		16		14
General and administrative		26		27
Depreciation and amortization		69		69
Interest expense, net		51		52
Other income and deductions, net		-		-
Total Segment Margin		$242	$	245

	Year Ended December 31, 2013		Year Ended December 31, 2012	
Lone Star Joint Venture				
Net income	$	214	$	147
Add:				
Operation and maintenance		113		59
General and administrative		14		19
Depreciation and amortization		84		52
Income tax expense		2		2
Other income and deductions, net		-		(1)
Total Segment Margin	$	427	$	278

	Year Ended December 31, 2013		Year Ended December 31, 2012	
Ranch Joint Venture				
Net income (loss)	$	4	$	(2)
Add:				
Operation and maintenance		6		2
General and administrative		1		-
Depreciation and amortization		5		1
Tax expense		-		-
Total Segment Margin	$	16	$	1

*Ranch Joint Venture's Refrigeration Processing Plant started its operation in June 2012 and the full facility began operations in December 2012.

Non-GAAP Reconciliation[1]

REGENCY ENERGY PARTNERS

	Three Months Ended March 31, 2014	Three Months Ended March 31, 2013
	($ in millions)	
Net Cash Flows Provided by Operating Activities	$ 187	$ 83
Add (deduct):		
Depreciation, depletion and amortization, including debt issuance cost amortization and bond premium write-off and amortization	(97)	(67)
Income from unconsolidated affiliates	43	35
Derivative valuation change	(17)	(18)
Gain (loss) on asset sales, net	2	(1)
Unit-based compensation expenses	(2)	(2)
Cash flow changes in current assets and liabilities:		
Trade accounts receivables, accrued revenues, and related party receivables	21	14
Other current assets and other current liabilities	(35)	(85)
Trade accounts payable and related party payables	(48)	47
Distributions of earnings received from unconsolidated affiliates	(43)	(36)
Cash flow changes in other assets and liabilities	1	1
Net Income (Loss)	$ 12	$ (29)
Add:		
Interest expense, net	56	37
Depreciation, depletion and amortization	94	65
Income tax benefit	(1)	(2)
EBITDA	$ 161	$ 71
Add (deduct):		
Partnership's interest in unconsolidated affiliates' adjusted EBITDA	75	63
Income from unconsolidated affiliates	(43)	(35)
Non-cash loss from commodity and embedded derivatives	4	18
Other, net	8	3
Adjusted EBITDA	$ 205	$ 120
Add (deduct): [1]		
Interest expense, excluding capitalized interest	(86)	(42)
Maintenance capital expenditures	(25)	(7)
SUGS Contribution Agreement adjustment *	-	21
PVR DCF Contribution	83	-
Proceeds from asset sales	5	12
Other adjustments	-	(3)
Distributable cash flow	$ 182	$ 101

* Includes an adjustment to DCF related to the historical SUGS operations for the time period prior to the Partnership's acquisition.

1 Historical results have been retrospectively adjusted to combine Regency's results with SUGS results due to the as-if pooling accounting treatment required for an acquisition between commonly controlled entities